UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective February 2, 2023, the Board of Directors (the “Board”) of Franklin Street Properties Corp., a Maryland corporation (the “Company”), amended and restated the Company’s Bylaws (as amended and restated, the “Amended Bylaws”). The following is a summary of changes effected by adoption of the Amended Bylaws, which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3.1 hereto and incorporated by reference.

General. In addition to the amendments described below, the Amended Bylaws include certain changes to (1) clarify language, (2) comply with or conform to Maryland law and (3) make various technical corrections and ministerial changes.

Place of Meetings of Stockholders. The Amended Bylaws, consistent with the Maryland General Corporation Law, expressly provide that the Board is authorized to determine that meetings of stockholders may be held, solely or partially, by remote communication (i.e., a “virtual” stockholder meeting format).

Conduct of Stockholders Meetings. The Amended Bylaws provide that the chairman of the meeting may adjourn the meeting to a later date, time and place either (i) announced at the meeting or (ii) provided at a future time through means announced at the meeting (e.g., a press release or a filing with the Securities and Exchange Commission).

Advance Notice of Director Nominations and New Business Proposals from Stockholders. The Amended Bylaws address matters regarding nominations of directors and solicitations of proxies, including compliance with Rule 14a-19 (the universal proxy rules) under the Securities Exchange Act of 1934, as amended, and more fully develop the information required to be disclosed by a stockholder nominating an individual for election to the Board or making a proposal of other business.

ITEM 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS
3.1	Amended and Restated Bylaws of Franklin Street Properties Corp., effective February 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

Date: February 3, 2023